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                                                                    Exhibit 10.4


                                    EXHIBIT E

                          LIMITED STANDSTILL AGREEMENT

         This AGREEMENT (the "Agreement") is made as of the ___ day of July, 2005, by the signatories hereto (each a "Holder"), in connection with his ownership of shares of Joystar, Inc., a California corporation (the "Company").

         NOW, THEREFORE, for good and valuable consideration, the sufficiency and receipt of which consideration are hereby acknowledged, Holder agrees as follows:

         1.       BACKGROUND.
                  -----------

                  a. Holder is the beneficial owner of the amount of shares of the Common Stock, no par value, of the Company ("Common Stock") and rights to purchase Common Stock designated on the signature page hereto.

                  b. Holder acknowledges that the Company has entered into or will enter into an agreement with each subscriber ("Subscription Agreement") to the Company's secured convertible promissory notes and warrants (the "Subscribers"), for the sale to the Subscribers for an aggregate of up to $1,100,000 of Common Stock and warrants (the "Offering"). Holder understands that, as a condition to proceeding with the Offering, the Subscribers have required, and the Company has agreed to assist the Subscribers in obtaining, an agreement from the Holder to refrain from selling any securities of the Company from the date of the Subscription Agreement until the Registration Statement described in Section 11.1(iv) of the Subscription Agreement has been effective for nine months from the Closing Date, as defined in the Subscription Agreement (the "Restriction Period").

         2.       SHARE RESTRICTION.
                  ------------------

                  a. Holder hereby agrees that during the Restriction Period, the Holder will not sell or otherwise dispose of any shares of Common Stock or any options, warrants or other rights to purchase shares of Common Stock or any other security of the Company which Holder owns or has a right to acquire as of the date hereof or acquires hereafter during the Restriction Period, other than in connection with an offer made to all shareholders of the Company or any merger, consolidation or similar transaction involving the Company. Holder further agrees that the Company is authorized to and the Company agrees to place "stop orders" on its books to prevent any transfer of shares of Common Stock or other securities of the Company held by Holder in violation of this Agreement.

                  b. Any subsequent issuance to and/or acquisition of shares or the right to acquire shares by Holder will be subject to the provisions of this Agreement.

                  c. Notwithstanding the foregoing restrictions on transfer, the Holder may, at any time and from time to time during the Restriction Period, transfer the Common Stock (i) as bona fide gifts or transfers by will or intestacy, (ii) to any trust for the direct or indirect benefit of the undersigned or the immediate family of the Holder, provided that any such transfer shall not involve a disposition for value, (iii) to a partnership which is the general partner of a partnership of which the Holder is a general partner, provided, that, in the case of any gift or transfer described in clauses (i), (ii) or (iii), each donee or transferee agrees in writing to be bound by the terms and conditions contained herein in the same manner as such terms and conditions apply to the undersigned. For purposes hereof, "immediate family" means any relationship by blood, marriage or adoption, not more remote than first cousin.

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                  d. Provided the sales price by the Holder is greater than
$0.35 per share of Common Stock (subject to equitable adjustment after the date hereof), then during the Restriction Period, the Holder may sell Common Stock subject to and in compliance with volume limitations and filing requirements of Rule 144(d) of the Securities Act of 1933.

         3.       MISCELLANEOUS.
                  --------------

                  a. At any time, and from time to time, after the signing of this Agreement Holder will execute such additional instruments and take such action as may be reasonably requested by the Subscribers to carry out the intent and purposes of this Agreement.

                  b. This Agreement shall be governed, construed and enforced in accordance with the laws of the State of New York without regard to conflicts of laws principles that would result in the application of the substantive laws of another jurisdiction, except to the extent that the securities laws of the state in which Holder resides and federal securities laws may apply. Any proceeding brought to enforce this Agreement may be brought exclusively in courts sitting in New York County, New York.

                  c. This Agreement contains the entire agreement of the Holder with respect to the subject matter hereof.

                  d. This Agreement shall be binding upon Holder, its legal representatives, successors and assigns.

                  e. This Agreement may be signed and delivered by facsimile and such facsimile signed and delivered shall be enforceable.

                  f. The Company agrees not to take any action or allow any act to be taken which would be inconsistent with this Agreement.

                  IN WITNESS WHEREOF, and intending to be legally bound hereby, Holder has executed this Agreement as of the day and year first above written.

                                            HOLDER:

                                            --------------------------------
                                              (Signature of Holder)


                                            ---------------------------------
                                              (Print Name of Holder)


                                            ---------------------------------
                                            Number of Shares of Common Stock
                                            Beneficially Owned

                                            COMPANY:

                                            JOYSTAR, INC.


                                            By:______________________________



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